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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 4, 2008



                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                  1-16239                  06-1481060
     (State or other       (Commission file number)      (I.R.S. employer
     jurisdiction of                                   identification no.)
     incorporation or
      organization)

     7 COMMERCE DRIVE
   DANBURY, CONNECTICUT                                       06810
  (Address of principal                                     (Zip code)
    executive offices)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On January 4, 2008, Advanced Technology Materials, Inc., a Delaware corporation ("Advanced Technology Materials") and a wholly-owned subsidiary of ATMI, Inc., a Delaware corporation ("ATMI"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with ATMI Acquisition Corp., a newly formed, wholly owned subsidiary of Advanced Technology Materials ("ATMI Sub"), LevTech, Inc., a Delaware corporation ("LevTech") and certain LevTech stockholders. On the same date, ATMI Sub was merged with and into LevTech and LevTech became an indirect, wholly-owned subsidiary of ATMI (the "Merger").

      The total consideration paid to LevTech stockholders pursuant to the Merger Agreement was $27.4 million, with $5.48 million of the purchase price placed into an escrow account until March 31, 2009 to satisfy any potential indemnification obligations of LevTech to Advanced Technology Materials for losses resulting from breaches of LevTech's representation, warranties, covenants and agreements contained in the Merger Agreement.

      The Merger Agreement contains customary representations and warranties of each of the parties thereto. As a condition to Advanced Technology Materials and ATMI Sub executing the Merger Agreement and consummating the Merger, certain stockholders of LevTech entered into nonsolicitation and noncompetition agreements.


ITEM 7.01   REGULATION FD DISCLOSURE

      On January 7, 2008, ATMI issued a press release announcing its acquisition of LevTech. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

      The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)  Exhibits.

      Exhibit Number          Description
      --------------          -----------

      99.1        Press Release, dated January 7, 2008.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      ATMI, INC.


Date: January 10, 2008                By:  /s/  Timothy C. Carlson
                                         -------------------------------
                                         Timothy C. Carlson
                                         Title: Executive Vice President,
                                         Treasurer and Chief Financial
                                         Officer


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